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UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Exchange Securities Act of 1934

Date of Report (Date of earliest event reported):

July 3, 2003

TROY GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24413 (Commission File Number)	33-0807798 (I.R.S. Employer Identification Number)

2331 South Pullman Street Santa Ana, California (Address of Principal Executive Offices)		92705 (Zip Code)

(949) 250-3280
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events.

        TROY Group, Inc. (the "Company") today announced that the special committee of the Company's Board of Directors has responded to a proposal from Westar Capital LLC to increase its offer to purchase all of the outstanding equity of the Company, including the majority interest held by the Dirk family, from $3.50 per share to $4.00 per share.

        Attached and incorporated herein by reference in its entirety as Exhibit 99.1 is a copy of the press release.

Item 7. Financial Statements and Exhibits.

  (a)
  Financial Statements of Business Acquired. Not Applicable

  (b)
  Pro Forma Financial Information. Not Applicable

  (c)
  Exhibits.

Exhibit No	Description
99.1	Press Release of Troy Group, Inc. issued July 3, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TROY GROUP, INC.

	By:	/s/ PATRICK J. DIRK Patrick J. Dirk Chairman, President and Chief Executive Officer
Dated: July 3, 2003

TROY GROUP, INC.
FORM 8-K
EXHIBIT INDEX

Exhibit No	Description	Method of Filing
99.1	Press Release of Troy Group, Inc. issued July 3, 2003	Filed herewith.

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SIGNATURE
TROY GROUP, INC. FORM 8-K EXHIBIT INDEX